UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(312) 676-5773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Groupon, Inc. ("Groupon" or the "Company") was held on June 13, 2013 for the purposes of (1) electing the seven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (2) ratifying the appointment of Ernst & Young LLP as Groupon’s independent registered public accounting firm for 2013; (3) approving, on an advisory basis, a resolution approving the compensation of the named executive officers as disclosed in the proxy statement, and (4) approving amendments to the Groupon, Inc. 2011 Incentive Plan.

For more information about the foregoing proposals, see our proxy statement dated May 3, 2013, as amended. Holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to 150 votes per share and vote together as a single class on all matters submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric P. Lefkofsky	842,971,658	1,004,136	106,317,259
Peter J. Barris	842,845,293	1,130,501	106,317,259
Robert J. Bass	843,036,257	939,537	106,317,259
Daniel T. Henry	843,033,671	942,123	106,317,259
Mellody Hobson	842,799,608	1,176,186	106,317,259
Bradley A. Keywell	729,359,106	114,616,688	106,317,259
Theodore J. Leonsis	842,961,731	1,014,063	106,317,259

The seven nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of independent registered public accounting firm

The appointment of Ernst & Young LLP as Groupon’s independent registered public accounting firm for the 2013 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Ratification of independent registered public accounting firm	949,532,299	438,549	322,205	N/A

Approval of Compensation of Groupon's Named Executive Officers

A proposal requesting that stockholders approve a non-binding resolution approving the compensation of Groupon's Named Executive Officers as disclosed in the proxy statement, passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Approval of Compensation of Named Executive Officers	801,541,193	42,224,161	210,440	106,317,259

Approval of an amendment to the Groupon, Inc. 2011 Incentive Plan

A proposal to approve an amendment to the Groupon, Inc., 2011 Incentive Plan (the "2011 Plan") passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Approval of amendment to the 2011 Incentive Plan	804,179,727	39,715,893	80,174	106,317,259

However, because this proposal is the subject of a pending lawsuit, the Company is not certifying the results of the proposal pending the outcome of the lawsuit. Accordingly, the amendment to the 2011 Plan is not yet effective and the previous terms of the 2011 Plan remain in place.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: June 18, 2013	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer